DELAWARE GROUP GOVERNMENT FUND- CLASS B
TOTAL RETURN PERFORMANCE
AVERAGE ANNUAL COMPOUNDED RATE OF RETURN (WITHOUT CDSC)
THREE YEARS ENDED 7/31/97
--------------------------------------------------------------------------------


                           n
                   P(1 + T)  =  ERV

THREE
YEARS
-----
                     3
         $1000(1 + T)  =  $1,195.23


T =        6.12%

DELAWARE GROUP GOVERNMENT FUND- CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
THREE YEARS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                           $1,000.00
Beginning NAV                                    $8.00
Initial Shares                                 125.000


Fiscal          Beginning      Dividends       Reinvested    Cumulative
 Year             Shares       for Period        Shares        Shares
-----------------------------------------------------------------------
 1995            125.000         $0.601          9.960        134.960
 1996            134.960         $0.533          9.496        144.456
 1997            144.456         $0.490          9.568        154.024



Ending Shares                                  154.024
Ending NAV                               x       $7.76
                                            ----------
Investment Return                            $1,195.23



Total Return Performance
------------------------
Investment Return                            $1,195.23
Less Initial Investment                      $1,000.00
                                            ----------
                                               $195.23  /  $1,000.00 x 100


Total Return:                                   19.52%

DELAWARE GROUP GOVERNMENT FUND- CLASS B
TOTAL RETURN PERFORMANCE
AVERAGE ANNUAL COMPOUNDED RATE OF RETURN (WITH CDSC)
THREE YEARS ENDED 7/31/97
--------------------------------------------------------------------------------


                           n
                   P(1 + T)  =  ERV

THREE
YEARS
-----
                     3
         $1000(1 + T)  =  $1,166.13


T =       5.26%

DELAWARE GROUP GOVERNMENT FUND- CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
THREE YEARS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                           $1,000.00
Beginning NAV                                    $8.00
Initial Shares                                 125.000


Fiscal          Beginning      Dividends       Reinvested    Cumulative
 Year             Shares       for Period        Shares        Shares
-----------------------------------------------------------------------
 1995            125.000         $0.601          9.960        134.960
 1996            134.960         $0.533          9.496        144.456
 1997            144.456         $0.490          9.568        154.024






Ending Shares                                  154.024
Ending NAV                               x       $7.76
                                            ----------
                                             $1,195.23
Less CDSC                                       $29.10
                                            ----------
Investment Return                            $1,166.13



Total Return Performance
------------------------
Investment Return                            $1,166.13
Less Initial Investment                      $1,000.00
                                            ----------
                                               $166.13  / $1,000.00 x 100



Total Return:                                   16.61%

DELAWARE GROUP GOVERNMENT FUND- CLASS C
TOTAL RETURN PERFORMANCE
AVERAGE ANNUAL COMPOUNDED RATE OF RETURN (WITHOUT CDSC)
ONE YEAR ENDED 7/31/97
--------------------------------------------------------------------------------



                           n
                   P(1 + T)  =  ERV

THREE
YEARS
-----
                     1
         $1000(1 + T)  =  $1,090.13


T =        9.01%

DELAWARE GROUP GOVERNMENT FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
ONE YEAR ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                           $1,000.00
Beginning NAV                                    $7.59
Initial Shares                                 131.752


Fiscal          Beginning      Dividends       Reinvested    Cumulative
 Year             Shares       for Period        Shares        Shares
-----------------------------------------------------------------------
 1997            131.752         $0.490          8.729        140.481






Ending Shares                                  140.481
Ending NAV                               x       $7.76
                                            ----------
Investment Return                            $1,090.13



Total Return Performance
------------------------
Investment Return                            $1,090.13
Less Initial Investment                      $1,000.00
                                            ----------
                                                $90.13  /  $1,000.00 x 100



Total Return:                                   9.01%

DELAWARE GROUP GOVERNMENT FUND- CLASS C
TOTAL RETURN PERFORMANCE
AVERAGE ANNUAL COMPOUNDED RATE OF RETURN (WITH CDSC)
ONE YEAR ENDED 7/31/97
--------------------------------------------------------------------------------



                           n
                   P(1 + T)  =  ERV

ONE
YEAR
-----
                     1
         $1000(1 + T)  =  $1,080.13


T =         8.01%

DELAWARE GROUP GOVERNMENT FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
ONE YEAR ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                           $1,000.00
Beginning NAV                                    $7.59
Initial Shares                                 131.752


Fiscal          Beginning      Dividends       Reinvested    Cumulative
 Year             Shares       for Period        Shares        Shares
-----------------------------------------------------------------------
 1997            131.752         $0.490          8.729        140.481





Ending Shares                                  140.481
Ending NAV                               x       $7.76
                                            ----------
                                             $1,090.13
Less CDSC                                       $10.00
                                           -----------
Investment Return                            $1,080.13




Total Return Performance
------------------------
Investment Return                            $1,080.13
Less Initial Investment                      $1,000.00
                                           -----------
                                                $80.13  /  $1,000.00 x 100



Total Return:                                    8.01%